Filed pursuant to Rule 497

File Nos. 333-09341 and 811-07739

HARDING, LOEVNER FUNDS, INC.

Supplement Dated July 6, 2015

to the Statement of Additional Information (the “SAI”)

Dated February 28, 2015 (as supplemented thereafter)

Disclosure Related to each portfolio of Harding, Loevner Funds, Inc. (the “Fund”): Global Equity Portfolio, International Equity Portfolio, International Small Companies Portfolio, Institutional Emerging Markets Portfolio, Emerging Markets Portfolio, and Frontier Emerging Markets Portfolio (each a “Portfolio” and, collectively, the “Portfolios”)

1. The discussion captioned “ADDITIONAL INFORMATION ON PORTFOLIO RISKS - Special Risks Regarding Emerging Markets and Frontier Emerging Markets” beginning on page 10 of the SAI is hereby restated in its entirety as follows:

Special Risks Regarding Emerging Markets and Frontier Emerging Markets. Investing in companies domiciled in emerging market and frontier emerging market countries may be subject to potentially higher risks than the risks associated with investments in more developed foreign countries, as described above. These risks include: (i) less social, political and economic stability; (ii) greater illiquidity and price volatility due to smaller or limited local capital markets for such securities or low/non-existent trading volumes; (iii) less scrutiny and regulation by local authorities of exchanges and broker-dealers; (iv) greater government involvement in the economy; (v) local governments may decide to seize or confiscate securities held by foreign investors and/or local governments may decide to suspend or limit an issuer’s ability to make dividend or interest payments; (vi) local governments may limit or entirely restrict repatriation of invested capital, profits and dividends; (vii) issuers facing restrictions on dollar or euro payments imposed by local governments may attempt to make dividend or interest payments to foreign investors in the local currency; (viii) investors may experience difficulty in enforcing legal claims related to the securities and/or local judges may favor the interests of the issuer over those of foreign investors; (ix) bankruptcy judgments may only be permitted to be paid in the local currency; (x) limited public information regarding the issuer may result in greater difficulty in determining market valuation of the securities; (xi) lax financial reporting on a regular basis, substandard disclosure and differences in accounting standards may make it difficult to ascertain the financial health of an issuer; and (xii) heightened risk of war, conflicts, and terrorism.

Developing market countries typically have less well-defined tax laws and procedures and such laws may permit retroactive taxation so that a Portfolio could in the future become subject to local tax liabilities that had not been anticipated in conducting its investment activities or valuing its assets. In March 2015, Indian tax authorities issued a draft assessment order (the “Draft Order”) with respect to the Emerging Markets and Institutional Emerging Markets Portfolios (the “Affected Portfolios”). The Draft Order asserts that the Affected Portfolios are subject to an assessment of minimum alternate tax (“MAT”) for tax year 2011-2012 on capital gains realized. Similar assessment orders were reportedly issued to dozens of other investment funds that, like the Fund, are considered “foreign institutional investors” (“FIIs”) in India. In addition, a separate order (the “Penalty Order”) asserts that the Affected Portfolios may be subject to certain penalties for failing to pay MAT. The Indian tax authorities have also indicated that they will scrutinize the Affected Portfolios’ Returns of Income for the tax year 2009-2010.

The Fund has taken steps to challenge the validity of both the Penalty Order and the Draft Order and Fund management believes that both orders are without merit. Furthermore, per a recent announcement by the Indian Central Board of Direct Taxation, all new assessments have been put on hold until an ad hoc Committee provides guidance on the matter. Based on information known by Fund management at this time, Fund management does not believe that the matters described above will have a material effect on financial results of the Affected Portfolios. However, it is not possible to predict the ultimate outcome of these proceedings and, it is possible that an adverse outcome could negatively impact the Affected Portfolios’ financial results. The Fund will monitor future developments and may determine to make a provision for MAT in the future.

Many emerging market and frontier emerging market countries suffer from uncertainty and corruption in their legal frameworks. Legislation may be difficult to interpret and laws may be too new to provide any precedential value.

Laws regarding foreign investment and private property may be weak or non-existent. Sudden changes in governments may result in policies which are less favorable to investors such as policies designed to expropriate or nationalize “sovereign” assets. Certain emerging market and frontier emerging market countries in the past have expropriated large amounts of private property, in many cases with little or no compensation and there can be no assurance that such expropriation will not occur in the future.

Many developing countries in which a Portfolio may invest lack the social, political and economic stability characteristics of the United States. Political instability in these developing countries can be common and may be caused by an uneven distribution of wealth, social unrest, labor strikes, civil wars and religious oppression. Economic instability in emerging market and frontier emerging market countries may take the form of: (i) high interest rates; (ii) high levels of inflation, including hyperinflation; (iii) high levels of unemployment or underemployment; (iv) changes in government economic and tax policies, including confiscatory taxation; and (v) imposition of trade barriers.

Currencies of emerging market and frontier emerging market countries are subject to significantly greater risks than currencies of developed countries. Many of these developing countries have experienced steady declines or even sudden devaluations of their currencies relative to the U.S. dollar. Some emerging market and frontier emerging market currencies may not be internationally traded or may be subject to strict controls by local governments, resulting in undervalued or overvalued currencies. Some emerging market and frontier emerging market countries have experienced balance of payment deficits and shortages in foreign exchange reserves. Governments have responded by restricting currency conversions. Future restrictive exchange controls could prevent or restrict a company’s ability to make dividend or interest payments in the original currency of the obligation (usually U.S. dollars). In addition, even though the currencies of some of these developing countries may be convertible into U.S. dollars, the conversion rates may be artificial to their actual market values.

In the past, some governments within emerging markets and frontier emerging markets have become overly reliant on international capital markets and other forms of foreign credit to finance large public spending programs which cause huge budget deficits. Often, interest payments have become too overwhelming for the government to meet, representing a large percentage of total GDP. These foreign obligations have become the subject of political debate and served as fuel for political parties of the opposition, which pressure the government not to make payments to foreign creditors, but instead to use these funds for social programs. Either due to an inability to pay or submission to political pressure, foreign governments have been forced to seek a restructuring of their loan and/or bond obligations, have declared a temporary suspension of interest payments or have defaulted. These events have adversely affected the values of securities issued by foreign governments and corporations domiciled in emerging market countries and have negatively affected not only their cost of borrowing, but their ability to borrow in the future as well.

Frontier emerging markets countries generally have smaller economies or less developed capital markets than traditional emerging markets countries, and, as a result, the risks of investing in frontier emerging market countries are magnified in these countries.

2. The following paragraphs are inserted immediately after the discussion captioned “ADDITIONAL INFORMATION ON PORTFOLIO RISKS –Cyber Security Risk” beginning on page 10 of the SAI:

Special Risks Regarding Stock Connect. A Portfolio may invest in Chinese A-shares (“Stock Connect A-shares”) listed and traded on the Shanghai Stock Exchange (“SSE”) through the Hong Kong – Shanghai Stock Connect (“Stock Connect”) program. Stock Connect is a securities trading and clearing program developed by The Stock Exchange of Hong Kong Limited (“SEHK”), SSE, Hong Kong Securities Clearing Company Limited (“HKSCC”) and China Securities Depository and Clearing Corporation Limited (“ChinaClear”) for the establishment of mutual market access between SEHK and SSE. In contrast to certain other regimes for foreign investment in Chinese securities, no individual investment quotas or licensing requirements apply to investors in Stock Connect A-shares through Stock Connect. In addition, there are no lock-up periods or restrictions on the repatriation of principal and profits.

However, trading through Stock Connect is subject to a number of restrictions that may affect a Portfolio’s investments and returns. For example, a primary feature of the Stock Connect program is the application of the home market’s laws and rules to investors in a security. Thus, investors in Stock Connect A-shares are generally subject to People’s Republic of China (“PRC”) securities regulations and SSE listing rules, among other restrictions, and there is no certainty as to how these regulations and rules will be applied. In particular, the concept of beneficial ownership is not well-developed under PRC law. Consequently, a Portfolio’s title to Stock Connect A-shares, or the rights associated with them such as participation in corporate actions or shareholder meetings, cannot be assured, and a Portfolio may also be limited in its ability to pursue claims against the issuer of Stock Connect A-shares. In addition, foreign ownership of Chinese A-shares is subject to numerical quotas under PRC law. If the PRC’s ownership limitations are exceeded, foreign owners of Chinese A-shares, including a Portfolio, may be forced to sell its shares at inopportune times or at a loss.

In addition, Stock Connect A-shares generally may not be sold, purchased or otherwise transferred other than through Stock Connect in accordance with applicable rules. While Stock Connect is not subject to individual investment quotas, daily and aggregate investment quotas apply to all Stock Connect participants, which may restrict or preclude a Portfolio’s ability to invest in Stock Connect A-shares. Trading in the Stock Connect program is subject to trading, clearance and settlement procedures that are untested in the PRC, which could pose risks to a Portfolio. Finally, the withholding tax treatment of dividends and capital gains payable to overseas investors currently is unsettled.

Stock Connect is in its initial stages. Further developments are likely and there can be no assurance as to whether or how such developments may restrict or affect a Portfolio’s investments or returns. In addition, the application and interpretation of the laws and regulations of Hong Kong and the PRC, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of the Stock Connect program, are uncertain, and they may have a detrimental effect on a Portfolio’s investments and returns.

Investors Should Retain This Supplement for Future Reference

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